UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

ALLIANCE LAUNDRY SYSTEMS LLC
ALLIANCE LAUNDRY CORPORATION
ALLIANCE LAUNDRY HOLDINGS LLC
(Exact name of registrant as specified in its charter)

DELAWARE DELAWARE DELAWARE	333-56857 333-56857-01 333-56857-02	39-1927923 39-1928505 52-2055893
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Shepard Street  P.O. BOX 990
RIPON, WISCONSIN 54971-0990
(Address of principal executive offices)

(920) 748-3121
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 9, 2009, Alliance Laundry Holdings LLC filed a Form 8-K (the “Original Report”). This Current Report on Form 8-K/A (the “Amendment”) amends the information provided in Items 2.02 and 9.01 of the Original Report. This release dated November 10, 2009 includes revisions for the Condensed Consolidated Income Statements for the Three Months and Nine Months ended September 30, 2009, which are included in Table 2. Additionally, this news release includes revisions for the Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2009, which is included in Table 3.

Item 2.02 Results of Operations and Financial Conditions

On November 9, 2009, Alliance Laundry Holdings LLC issued a press release describing its results of operations for its third quarter ended September 30, 2009. This press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.1     Alliance Laundry Holdings LLC press release dated November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC
(Registrant)

DATE:	November 9, 2009	/s/ Thomas F. L’Esperance
Thomas F. L’Esperance
CEO

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION
(Registrant)

DATE:	November 9, 2009	/s/ Thomas F. L’Esperance
Thomas F. L’Esperance
CEO

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC
(Registrant)

DATE:	November 9, 2009	/s/ Thomas F. L’Esperance
Thomas F. L’Esperance
CEO

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

EXHIBIT INDEX

TO

FORM 8-K/A CURRENT REPORT

Dated as of November 9, 2009

Exhibit No.		Furnished Herewith

99.1	Press Release (Revised as of November 10, 2009), regarding the earnings of Alliance Laundry Holdings LLC for the third quarter ended September 30, 2009.	X